united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-01528

Bruce Fund, Inc.
(Exact name of registrant as specified in charter)

20 North Wacker Drive, Suite 2414 Chicago, IL	60606
(Address of principal executive offices)	(Zip code)

R. Jeffrey Bruce

Bruce & Co.

20 North Wacker Drive, Suite 2414

Chicago, IL 60606

(Name and address of agent for service)

Registrant's telephone number, including area code:	312-236-9160

Date of fiscal year end:	6/30

Date of reporting period:	6/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

2020

BRUCE FUND, INC.

ANNUAL

REPORT

Report to Shareholders

June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at (800) 872-7823. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

20 North Wacker Drive ● Suite 2414 ● Chicago, Illinois 60606 ● (312) 236-9160

Management’s Discussion and Analysis (Unaudited)

The Bruce Fund (the “Fund”) shares produced a total return of 2.96% for the year ended June 30, 2020, compared to a total return of 7.51% for the S&P 500® Index for the same period. Stock markets showed extreme volatility during the year due to the pandemic. The Fund’s U.S. Treasury bonds and more defensive equities contributed to the Fund’s gains but did not keep pace with the broader averages.

The Central banks increasingly expanding balance sheets have supported asset levels in the short run but ultimately raises the risk in the market to an unacceptable level. Stimulus from central banks in an attempt to “limit the damage to the economy” has bolstered asset prices, but has also introduced some new risk not seen before the outbreak of Covid-19.

Given the excessive debt levels, the geopolitical, economic and policy uncertainties, we feel caution is warranted. The high valuations for most asset classes along with modest growth could easily disappoint investment activity. We feel there is a higher than average risk for a continued economic slowdown and a deflationary scenario is still possible, evidenced in some commodity and sale prices. Ultimately too many dollars, euros, etc. chasing fewer goods will prove to be inflationary.

Management continues to screen investment opportunities for their long-term capital appreciation potential versus the risks that investment might present. The bonds as well as the stocks in the portfolio encompass significant investment risks, which are again outlined in the prospectus.

Shareholders are invited to use the toll-free number (800) 872-7823 to obtain any Fund information (including the proxy voting record), or can visit www.thebrucefund.com, to obtain the same.

Investment Results (Unaudited)

Average Annual Total Returns for the Periods Ended June 30, 2020

Fund/Index	1 Year	5 Year	10 Year
Bruce Fund	2.96%	5.62%	9.31%
S&P 500® Index*	7.51%	10.73%	13.99%

The net expense ratio as of the most recent prospectus dated October 28, 2019 was 0.68%, which represented the fiscal year ended June 30, 2019. Additional information pertaining to the Bruce Fund’s (the “Fund”) expense ratios as of June 30, 2020 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling l-800-872-7823.

* The S&P 500® Index (the “Index”) is an unmanaged index that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing.

The chart above assumes an initial investment of $10,000 made on June 30, 2010 and held through June 30, 2020. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Bruce Fund, and to obtain performance data current to the most recent month end, please call 1-800-872-7823. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Fund Holdings (Unaudited)

[1]	As a percent of net assets.
[2]	Ratio rounds to less than 0.05%.

Investment Objective

The investment objective of the Bruce Fund is long-term capital appreciation.

Availability of Portfolio Schedule

This Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or by calling the Fund at (800) 872-7823.

Bruce Fund
Schedule of Investments

June 30, 2020

	Shares/ Principal Amount	Fair Value
COMMON STOCKS — 74.0%

Communication Services — 1.6%
Actua Corporation(a)(b)(c)	130,000	$6,500
Sirius XM Holdings, Inc.	1,357,843	7,970,538
		7,977,038
Energy — 0.9%
Aspire Holdings, LLC(a)(b)(c)	193,069	1,931
Chevron Corporation	50,000	4,461,500
PetroQuest Energy, Inc.(a)(b)(c)	252,248	2,522
		4,465,953
Financials — 5.3%
Allstate Corporation (The)	275,000	26,672,250

Health Care — 23.0%
Abbott Laboratories	164,500	15,040,235
AbbVie, Inc.	228,470	22,431,185
Bausch Health Companies, Inc. (Canada)(c)	1,200,000	21,948,000
EDAP TMS SA - ADR (France)(c)	733,094	1,832,735
Fate Therapeutics, Inc.(c)	100,000	3,431,000
MannKind Corporation(c)	635,094	1,111,414
Merck & Company, Inc.	300,000	23,199,000
Paratek Pharmaceuticals, Inc.(c)	566,552	2,957,401
Pfizer, Inc.	450,000	14,715,000
Prothena Corporation p.l.c. (Ireland)(c)	3,170	33,158
Supernus Pharmaceuticals, Inc.(c)	352,105	8,362,494
Xtant Medical Holdings, Inc.(c)	182,972	164,675
		115,226,297
Industrials — 8.7%
AMERCO	122,167	36,917,646
General Electric Company	1,000,000	6,830,000
		43,747,646
Information Technology — 8.2%
Apple, Inc.	80,000	29,184,000
International Business Machines Corporation	100,000	12,077,000
		41,261,000

4	See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)

June 30, 2020

	Shares/ Principal Amount	Fair Value
COMMON STOCKS — (continued)

Materials — 2.9%
Ashland Global Holdings, Inc.	25,000	$1,727,500
Compass Minerals International, Inc.	140,000	6,825,000
Flotek Industries, Inc.(c)	590,671	708,805
Newmont Goldcorp Corporation	65,600	4,050,144
Valvoline, Inc.	68,633	1,326,676
		14,638,125
Utilities — 23.4%
Avista Corporation	200,000	7,278,000
CMS Energy Corporation	450,000	26,289,000
Duke Energy Corporation	300,000	23,967,000
NextEra Energy, Inc.	145,000	34,824,651
Xcel Energy, Inc.	400,000	25,000,000
		117,358,651
Total Common Stocks (Cost $227,333,994)		371,346,960

CONVERTIBLE PREFERRED STOCKS — 0.5%

Consumer Staples — 0.5%
Bunge Ltd. (Bermuda), 4.88%	27,400	2,520,526
Total Convertible Preferred Stocks (Cost $2,864,600)		2,520,526

U.S. GOVERNMENT BONDS — 11.8%
U.S. Treasury “Strips”, 0.00%, 8/15/2029	$15,000,000	14,240,739
U.S. Treasury “Strips”, 0.00%, 2/15/2036	20,000,000	17,444,279
U.S. Treasury “Strips”, 0.00%, 2/15/2041	10,000,000	7,754,497
U.S. Treasury “Strips”, 0.00%, 5/15/2049	30,000,000	19,664,164
Total U.S. Government Bonds (Cost $40,710,893)		59,103,679

See accompanying notes which are an integral part of these financial statements.	5

Bruce Fund
Schedule of Investments (continued)

June 30, 2020

	Shares/ Principal Amount	Fair Value
CONVERTIBLE CORPORATE BONDS — 6.0%

Health Care — 5.9%
Acorda Therapeutics, Inc., 1.75%, 6/15/2021	$11,000,000	$7,149,999
Acorda Therapeutics, Inc., 6.00%, 12/1/2024	2,500,000	1,219,914
MannKind Corporation, 5.75%, 10/23/2024(a)(b)	5,000,000	3,750,000
Novavax, Inc., 3.75%, 2/1/2023	3,000,000	2,880,710
Paratek Pharmaceuticals, Inc., 4.75%, 5/1/2024	15,000,000	12,250,994
Rocket Pharmaceuticals, Inc., 6.25%, 8/1/2022	2,000,000	2,130,854
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/2019(a)(b)(d)(e)	1,500,000	150
		29,382,621
Industrials — 0.1%
Team, Inc., 5.00%, 8/1/2023(d)	1,000,000	703,333
Total Convertible Corporate Bonds (Cost $37,050,460)		30,085,954

CORPORATE BONDS — 3.2%

Consumer Discretionary — 0.3%
Land O’Lakes Capital Trust I, 7.45%, 3/15/2028(d)	1,500,000	1,650,000

Energy — 0.1%
PetroQuest Energy, Inc., 10.00%, 2/15/2024(a)(b)(e)(f)	2,504,435	250,444

Financials — 0.7%
Security Benefit Life Insurance Company, 7.45%, 10/1/2033(d)	3,000,000	3,405,000

Health Care — 0.9%
MannKind Corporation, 0.00%, 12/30/2020(a)(b)	2,630,750	2,630,750
Valeant Pharmaceuticals International, Inc. (Canada), 6.13%, 4/15/2025(d)	2,000,000	2,031,360
		4,662,110
Utilities — 1.2%
Constellation Energy Group, Inc., 7.60%, 4/1/2032	4,000,000	5,885,455
Total Corporate Bonds (Cost $14,550,469)		15,853,009

U.S. MUNICIPAL BONDS — 0.0%
Indianapolis Airport Authority, 6.50%, 11/15/2031(b)(c)(e)	972,551	292
Total U.S. Municipal Bonds (Cost $162,383)		292

6	See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Schedule of Investments (continued)

June 30, 2020

	Shares/ Principal Amount	Fair Value
MONEY MARKET FUNDS — 4.3%
Morgan Stanley Institutional Liquidity Government Portfolio, Institutional Class, 0.05%(g)	21,536,059	$21,536,059
Total Money Market Funds (Cost $21,536,059)		21,536,059

Total Investments — 99.8% (Cost $344,208,858)		500,446,479
Other Assets in Excess of Liabilities — 0.2%		754,428
NET ASSETS — 100.0%		$501,200,907

(a)	Security is currently being valued according to the fair value procedures approved by the Board of Directors.
(b)	Illiquid security. The total fair value of these securities as of June 30, 2020 was $6,642,589, representing 1.3% of net assets.
(c)	Non-income producing security.
(d)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as June 30, 2020 was $7,789,843, representing 1.6% of net assets.

(e)	In default.
(f)	Payment in kind security which may pay interest in additional principal.
(g)	Rate disclosed is the seven day effective yield as of June 30, 2020.

ADR – American Depositary Receipt

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.	7

Bruce Fund
Statement of Assets and Liabilities

June 30, 2020

Assets
Investments in securities, at market value (cost $344,208,858)	$500,446,479
Dividends and interest receivable	1,158,700
Receivable for fund shares sold	21,493
Prepaid expenses	26,517
Total Assets	501,653,189
Liabilities
Payable for fund shares redeemed	118,676
Accrued investment advisory fees	224,125
Payable to Administrator	40,576
Payable to trustees	4,000
Other accrued expenses	64,905
Total Liabilities	452,282
Net Assets	$501,200,907
Net Assets consist of
Capital stock (895,123 shares of $1 par value capital stock issued and outstanding)	$895,123
Paid-in capital	326,792,707
Accumulated earnings	173,513,077
Net Assets	$501,200,907
Shares outstanding: 2,000,000 shares authorized	895,123
Net asset value, offering and redemption price per share	$559.92

8	See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Statement of Operations

For the year ended June 30, 2020

Investment Income
Dividend income	$9,065,799
Interest income	6,324,523
Total investment income	15,390,322
Expenses
Investment advisory	2,792,938
Administration	262,347
Transfer agent	141,174
Fund accounting	97,473
Audit and tax preparation	61,864
Custodian	45,031
Postage	35,903
Registration	33,888
Printing	18,268
Director	4,000
Insurance	1,490
Other	7,353
Net operating expenses	3,501,729
Net investment income	11,888,593
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	17,927,941
Change in unrealized appreciation (depreciation) on investment securities	(14,611,893)
Net realized and change in unrealized gain on investments	3,316,048
Net increase in net assets resulting from operations	$15,204,641

See accompanying notes which are an integral part of these financial statements.	9

Bruce Fund
Statements of Changes in Net Assets

	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$11,888,593	$10,723,670
Net realized gain (loss) on investment securities	17,927,941	(1,163,647)
Change in unrealized appreciation (depreciation) on investment securities	(14,611,893)	33,748,505
Net increase in net assets resulting from operations	15,204,641	43,308,528
Distributions to Shareholders from
Earnings	(10,912,657)	(11,819,986)
Total distributions	(10,912,657)	(11,819,986)
Capital Transactions
Proceeds from shares sold	9,368,864	13,578,418
Reinvestment of distributions	10,092,925	11,014,714
Amount paid for shares redeemed	(43,129,412)	(69,463,403)
Net decrease in net assets resulting from capital transactions	(23,667,623)	(44,870,271)
Total Decrease in Net Assets	(19,375,639)	(13,381,729)
Net Assets
Beginning of year	520,576,546	533,958,275
End of year	$501,200,907	$520,576,546
Share Transactions
Shares sold	16,318	25,337
Shares issued in reinvestment of distributions	17,318	21,961
Shares redeemed	(76,491)	(131,178)
Net decrease in shares outstanding	(42,855)	(83,880)

10	See accompanying notes which are an integral part of these financial statements.

Bruce Fund
Financial Highlights

Selected data for each share of capital stock outstanding through each year is presented below

	For the Year Ended June 30,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of year	$555.00	$522.54	$522.91	$535.76	$515.63
Investment operations:
Net investment income	13.36	11.64	12.71	10.67	9.92
Net realized and unrealized gain	3.58	33.09	8.52	6.89	33.18
Total from investment operations	16.94	44.73	21.23	17.56	43.10
Less distributions to shareholders from:
Net investment income	(12.02)	(12.27)	(11.69)	(10.08)	(8.45)
Net realized gains	—	—	(9.91)	(20.33)	(14.52)
Total distributions	(12.02)	(12.27)	(21.60)	(30.41)	(22.97)
Net asset value, end of year	$559.92	$555.00	$522.54	$522.91	$535.76
Total Return(a)	2.96%	8.81%	4.01%	3.74%	8.73%

Ratios and Supplemental Data:
Net assets, end of year ($ millions)	$501.20	$520.58	$533.96	$575.20	$594.78
Ratio of expenses to average net assets	0.67%	0.67%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	2.28%	2.08%	2.31%	2.04%	1.94%
Portfolio turnover rate	15%	7%	20%	5%	26%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.	11

Bruce Fund
Notes to the Financial Statements

June 30, 2020

NOTE A – ORGANIZATION

Bruce Fund, Inc. (the “Fund”) is a Maryland corporation incorporated on June 20, 1967. The Fund is an open end diversified management investment company and the Fund’s primary investment objective is long-term capital appreciation. The investment adviser to the Fund is Bruce and Co., Inc. (the “Adviser”).

NOTE B – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation – The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with the generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation – All investments in securities are recorded at their fair value as described in Note C.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended June 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Security Transactions and Related Income – Investment transactions are accounted for no later than the first calculation of the Net Asset Value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

are accounted for on the trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in specific country or region.

Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends and distributions to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the fiscal year ended June 30, 2020, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-in Capital	Accumulated Earnings
$234,259	$(234,259)

NOTE C – SUMMARY OF SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

In accordance with Accounting Standards Codification 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as pricing model and/or the risk inherent in the

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, convertible preferred stocks, and American Depositary Receipts (ADR’s), are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors (the “Board”). These securities are generally categorized as Level 3 securities.

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, including corporate bonds, convertible corporate bonds, U.S. government bonds, and U.S. municipal bonds are generally categorized as Level 2 securities and valued on the basis of prices furnished by a pricing service. A pricing service uses various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the fixed income securities are categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities are generally categorized as Level 3 securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2020, based on the three levels defined previously:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$7,970,538	$—	$6,500	$7,977,038
Energy	4,461,500	—	4,453	4,465,953
Financials	26,672,250	—	—	26,672,250
Health Care	115,226,297	—	—	115,226,297
Industrials	43,747,646	—	—	43,747,646
Information Technology	41,261,000	—	—	41,261,000
Materials	14,638,125	—	—	14,638,125
Utilities	117,358,651	—	—	117,358,651
Convertible Preferred Stocks
Consumer Staples	2,520,526	—	—	2,520,526
U.S. Government Bonds
U.S. Treasury Strips	—	59,103,679	—	59,103,679
Convertible Corporate Bonds
Health Care	—	25,632,471	3,750,150	29,382,621
Industrials	—	703,333	—	703,333

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Consumer Discretionary	$—	$1,650,000	$—	$1,650,000
Energy	—	—	250,444	250,444
Financials	—	3,405,000	—	3,405,000
Health Care	—	2,031,360	2,630,750	4,662,110
Utilities	—	5,885,455	—	5,885,455
U.S. Municipal Bonds	—	292	—	292
Money Market Funds	21,536,059	—	—	21,536,059
Total	$395,392,592	$98,411,590	$6,642,297	$500,446,479

In the absence of a listed price quote, or a supplied price quote which is deemed to be unrepresentative of the actual market price, the Adviser shall use any or all of the following criteria to value Level 3 securities:

●	Last sales price

●	Price given by pricing service

●	Last quoted bid & asked price

●	Third party bid & asked price

●	Indicated opening range

The significant unobservable inputs that may be used in the fair value measurement of the Fund’s investments in common stock, corporate bonds and convertible corporate bonds for which market quotations are not readily available include: broker quotes, discounts from the most recent trade or “stale price” and estimates from trustees (in bankruptcies) on disbursements. A change in the assumption used for each of the inputs listed above may indicate a directionally similar change in the fair value of the investment.

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

The following provides quantitative information about the Fund’s significant Level 3 fair value measurements as of June 30, 2020:

Quantitative Information about Significant Level 3 Fair Value Measurements
Asset Category	Fair Value At June 30, 2020	Valuation Techniques	Unobservable Input(s)	Range
Common Stocks	$4,453	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A
	6,500	Asset Liquidation Analysis	Liquidation Proceeds	N/A

Convertible Corporate Bonds	3,750,150	Adjusted Broker Quotes	Non-Binding Broker Quotes	N/A
			Discount for Lack of Marketability	1%-20%

		Comparable Security Analysis	Matrix Pricing Range	N/A
			Common Stock Valuation	N/A

Corporate Bonds	2,881,194	Price at Par	Liquidation/Reorganization Valuation	50%-100%

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

	Balance as of June 30, 2019	Realized gain (loss)	Amortization/ Accretion	Change in unrealized appreciation (depreciation)
Common Stock	$636,427	$—	$—	$(625,474)
Convertible Corporate Bonds	13,658,700	(2,702,043)	—	3,864,426
Corporate Bonds	—	—	—	—
Total	$14,295,127	$(2,702,043)	$—	$3,238,952

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

	Purchases	Sales	Transfer in Level 3*(a)	Transfer out Level 3*(b)	Balance as of June 30, 2020
Common Stock	$—	$—	$—	$—	$10,953
Convertible Corporate Bonds	5,000,000	(16,070,933)	—	—	3,750,150
Corporate Bonds	5,261,500	(2,630,750)	250,444	—	2,881,194
Total	$10,261,500	$(18,701,683)	$250,444	$—	$6,642,297

*	The amount of transfers in and/or out are reflected at the reporting period end.
(a)

Transfers in relate primarily to securities for which observable inputs became unavailable during the period. Therefore, the securities were valued at fair value by the Adviser, in conformity with guidelines adopted by and subject to review by the Board, and are categorized as Level 3 inputs as of June 30, 2020.

(b)

Transfer out relate primarily to securities for which observable inputs became available during the period, and as of June 30, 2020, the Fund was able to obtain quotes from its pricing service. These quotes represent Level 2 inputs, which is the level of the fair value hierarchy in which these securities are included as of June 30, 2020.

The total change in unrealized appreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2020 was as follows:

Total Change in Unrealized Appreciation
Common Stock	$(625,474)
Convertible Corporate Bonds	3,864,426
Corporate Bonds	—
Total	$3,238,952

NOTE D – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended June 30, 2020, cost of purchases and proceeds from maturities and sales of securities, other than short-term investments and short-term U.S. Government obligations were as follows:

	Other	U.S. Government Obligations
Purchases	$57,818,212	$15,811,000
Sales	$72,277,650	$39,740,350

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

NOTE E – RELATED PARTIES

Bruce & Co., Inc., an Illinois corporation, is the investment adviser of the Fund and furnishes investment advice. In addition, it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). Compensation to the Adviser for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee	Applied to Average Net Assets of Fund
1.00%	Up to $20,000,000; plus
0.60%	$20,000,000 to $100,000,000; plus
0.50%	over $100,000,000

At June 30, 2020, Robert B. Bruce was the beneficial owner of 19,216 Fund shares, R. Jeffrey Bruce was the beneficial owner of 23,444 Fund shares, Robert DeBartolo was the beneficial owner of 24 Fund shares, and W. Martin Johnson was the beneficial owner of 5 Fund shares. Robert B. Bruce, Robert DeBartolo, and W. Martin Johnson are directors of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the Adviser.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE F – FEDERAL INCOME TAXES

At June 30, 2020, the breakdown of net unrealized appreciation and tax cost of investments for federal income tax purpose is as follows:

Gross Unrealized Appreciation	$177,583,263
Gross Unrealized Depreciation	(22,045,493)
Net Unrealized Appreciation on Investments	$155,537,770
Tax Cost	$344,908,709

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

At June 30, 2020, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$6,434,615
Undistributed Long-Term Capital Gains	11,540,692
Accumulated Capital and Other Losses	—
Unrealized Appreciation	155,537,770
Total	$173,513,077

The tax character of distributions paid during the fiscal years 2020 and 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary Income	$10,912,657	$11,819,986
Long-Term Capital Gain	—	—
Total	$10,912,657	$11,819,986

NOTE G – RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, through private placement. At June 30, 2020, the aggregate market value of such securities listed below amounted to $7,789,843, or 1.6% of the Fund’s net assets. 100% of the restricted securities are valued using quoted market prices, while the other 0.00% are valued according to fair value procedures approved by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

The chart below shows the restricted securities held by the Fund as of June 30, 2020:

Issuer Description	Acquisition Date		Principal Amount	Cost	Value
Corporate Bonds
Land O’ Lakes Capital Trust I, 7.45%, 3/15/28	1/23/09		$1,500,000	$1,137,266	$1,650,000
Security Benefit Life Insurance Company, 7.45%, 10/1/33		(a)	3,000,000	2,787,031	3,405,000
Valeant Pharmaceuticals International, Inc. 6.13%, 4/15/25	1/25/18		2,000,000	1,859,437	2,031,360

Convertible Corporate Bonds
Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19	3/4/15		1,500,000	932,534	150
Team, Inc., 5.00%, 8/1/23	8/24/17		1,000,000	926,509	703,333

(a)	Purchased multiple taxlots beginning on 4/21/11.

Bruce Fund
Notes to the Financial Statements (continued)

June 30, 2020

NOTE H – CORONAVIRUS (COVID-19) PANDEMIC

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic, including the ultimate impact on the fair value and liquidity of investments on reporting periods subsequent to June 30, 2020, cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

NOTE I – COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Board for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE J – SUBSEQUENT EVENTS

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued. All subsequent events determined to be relevant and material to the financial statements as a whole have been accordingly disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Bruce Fund, Inc.

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Bruce Fund, Inc. (a Maryland corporation) (the Fund), including the schedule of investments, as of June 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, and the results of its operations for the year then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of June 30, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2001.

Chicago, Illinois
August 27, 2020

Shareholder Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period (January 1, 2020) and held for the entire period (through June 30, 2020).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value,	Ending Account Value,	Expenses Paid During the Period(a)
	January 1, 2020	June 30, 2020	January 1 – June 30, 2020
Actual	$ 1,000.00	$ 948.20	$ 3.25
Hypothetical(b)	$ 1,000.00	$ 1,021.53	$ 3.37

(a)	Expenses are equal to the Fund’s six month annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).
(b)	Assumes a 5% return before expenses.

Directors and Officers (Unaudited)

The Fund is managed by its officers and directors. It has no advisory board, and no standing committees of the Board of Directors. Directors serve until the successor of each shall have been duly elected and shall have qualified. Independent Directors constitute a majority of the board.

The following table provides information regarding the Independent Directors:

Name, Address*, (Age), Position with Fund**, Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Ward M. Johnson (83) Independent Director, December 1985 to present	2002 to present – Real Estate Sales, Landings Co.
Robert DeBartolo (60) Independent Director, March 2007 to present	2013 to present – Independent Consultant to the life sciences sector; 2011 to 2012 – Director, Global Franchise Marketing, Novartis/Alcon

*	The address for each director is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Address*, (Age), Position with Fund,** Term of Position with Fund	Principal Occupation During Past 5 Years and Other Directorships
Robert B. Bruce*** (88) Chairman, Director, President, and Treasurer, 1983 to present; Chief Compliance Officer, 2004 to present

l974 to present – principal, Bruce and Co. (investment adviser); l982 to 2019 – Chairman of Board of Directors, Treasurer, Professional Life & Casualty Company (life insurance issuer), previously Assistant Treasurer.

R. Jeffrey Bruce*** (60) Vice President and Secretary, 1983 to present	1983 to present – analyst/manager, Bruce and Co. (investment adviser); 1993 to 2019 – Director, Professional Life & Casualty Company (life insurance issuer).

*	The address for each of the directors and officers is 20 North Wacker Drive, Suite 2414, Chicago, Illinois 60606.
**	The Fund consists of one series. The Fund is not part of a Fund Complex.
***	Mr. Robert Bruce and Mr. Jeffrey Bruce are “interested” persons because they are officers, directors, and owners of the Adviser. Robert Bruce is the father of Jeffrey Bruce.

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 872-7823 to request a copy of the SAI or to make shareholder inquiries.

Other Tax Information (Unaudited)

The form 1099-DIV you receive in January 2021 will show the tax status of all distributions paid to your account in the calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 74% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividend Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2020 ordinary income dividends, 72% qualifies for the corporate dividends received deduction.

For the year ended June 30, 2020, the Fund designated $0 as 20% long-term capital gain distributions.

Privacy Policy

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●

Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●

Information about your transactions with the Fund, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal formation to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

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Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (800) 872-7823 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

BRUCE FUND
OFFICERS AND DIRECTORS

Robert B. Bruce
President and Treasurer

R. Jeffrey Bruce
Vice President and Secretary

Robert DeBartolo
Director

W. Martin Johnson
Director

Investment Adviser
Bruce and Co., Inc.
Chicago, Illinois

Custodian
Huntington National Bank
Columbus, Ohio

Administrator, Transfer Agent and Fund Accountant
Ultimus Asset Services, LLC
Cincinnati, Ohio

Distributor
Ultimus Fund Distributors, LLC
Cincinnati, Ohio

Counsel
Klevatt & Associates
Chicago, Illinois

Independent Registered Public Accounting Firm
Grant Thornton LLP
Chicago, Illinois

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC
Member FINRA/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll-free number (800) 872-7823.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of directors has determined that the registrant does not have an audit financial expert. The directors determined that, although none of its members meet the technical definition of an audit expert, the group has sufficient financial expertise to adequately perform its duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Bruce Fund
FY 2020	$49,350
FY 2019	$51,548

(b)	Audit-Related Fees

Bruce Fund	Registrant	Adviser
FY 2020	$ 0	$ 0
FY 2019	$ 0	$ 0

(c)	Tax Fees

Bruce Fund
FY 2020	$ 9,222
FY 2019	$ 8,715

Nature of the fees: preparation of the 1120 RIC

(d)	All Other Fees

Bruce Fund	Registrant	Adviser
FY 2020	$ 0	$ 0
FY 2019	$ 0	$ 0

(e)	(1) Board Audit Policies

The Board of Directors are responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Billed Pursuant to Waiver of Pre-Approved Requirement

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2020	$ 9,222	$0
FY 2019	$ 8,715	$0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not Applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable - Applies to closed-end funds only.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable - Applies to closed-end funds only.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable - Applies to closed-end funds only.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)       The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period.

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bruce Fund

By	/s/ Robert Bruce
Robert B. Bruce, President

Date	9/04/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Robert Bruce
Robert B. Bruce, President

Date	9/04/2020

By	/s/ R. Jeffrey Bruce
R. Jeffrey Bruce, Principal Accounting Officer

Date	9/04/2020